Exhibit 24.1


                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 3rd day of June, 1996



                                         /s/ Richard L. Battram
                                         ------------------------------
                                         Richard L. Battram

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 3rd day of June, 1996



                                         /s/ David C. Farrell
                                         ------------------------------
                                         David C. Farrell

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 4th day of June, 1996



                                         /s/ Eugene S. Kahn
                                         ------------------------------
                                         Eugene S. Kahn

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 3rd day of June, 1996



                                         /s/ Jerome T. Loeb
                                         ------------------------------
                                         Jerome T. Loeb

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 3rd day of June, 1996



                                         /s/ Russell E. Palmer
                                         ------------------------------
                                         Russell E. Palmer

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 5th day of June, 1996



                                         /s/ William P. Stiritz
                                         ------------------------------
                                         William P. Stiritz

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 3rd day of June, 1996



                                         /s/ Robert D. Storey
                                         ------------------------------
                                         Robert D. Storey

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 3rd day of June, 1996



                                         /s/ Anthony J. Torcasio
                                         ------------------------------
                                         Anthony J. Torcasio

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 3rd day of June, 1996



                                         /s/ Edward H. Meyer
                                         ------------------------------
                                         Edward H. Meyer

                              POWER OF ATTORNEY



     KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints Richard A. Brickson, Louis J. Garr, Jr. and Jerome T. Loeb, and each or any one of them acting alone, as his true and lawful attorney-in-fact and agent, with full power of substitution for him and in his name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto with respect to The May Department Stores Company's acquisition of Strawbridge & Clothier and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact an agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises to perfect and complete such filing(s), as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute may lawfully do or cause to be done by virtue thereof.

       DATED this 3rd day of June, 1996



                                         /s/ Murray L. Weidenbaum
                                         ------------------------------
                                         Murray L. Weidenbaum